UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2012

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31507	94-328364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10001 Woodloch Forest Drive, Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 442-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) supplements information disclosed in the Current Report on Form 8-K filed on February 16, 2012 (the “Original Form 8-K”) by Waste Connections, Inc. (the “Company”). The sole purpose of this Amendment is to file as Exhibits to the Original Form 8-K (i) the Separation Benefits Plan and Employment Agreement by and between the Company and Ronald J. Mittelstaedt, the Company’s Chief Executive Officer, (ii) the Separation Benefits Plan (the “Separation Plan”) under which eligible executives of the Company may receive certain separation benefits and change in control payments and (iii) the participation letter agreements under the Separation Plan of Steven F. Bouck, President of the Company, Worthing F. Jackman, Executive Vice President and Chief Financial Officer of the Company, Darrell W. Chambliss, Executive Vice President and Chief Operating Officer of the Company, and Eric M. Merrill, Senior Vice President – People, Safety and Development of the Company. No other changes have been made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Benefits Plan and Employment Agreement by and between Ronald J. Mittelstaedt and Waste Connections, Inc., effective February 13, 2012.

10.2	Separation Benefits Plan, effective February 13, 2012.

10.3	Separation Benefits Plan Participation Letter Agreement by and between Steven F. Bouck and Waste Connections, Inc., effective February 13, 2012.

10.4	Separation Benefits Plan Participation Letter Agreement by and between Worthing F. Jackman and Waste Connections, Inc., effective February 13, 2012.

10.5	Separation Benefits Plan Participation Letter Agreement by and between Darrell W. Chambliss and Waste Connections, Inc., effective February 13, 2012.

10.6	Separation Benefits Plan Participation Letter Agreement by and between Eric M. Merrill and Waste Connections, Inc., effective February 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2012	WASTE CONNECTIONS, INC.

	By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Benefits Plan and Employment Agreement by and between Ronald J. Mittelstaedt and Waste Connections, Inc., effective February 13, 2012.

10.2	Separation Benefits Plan, effective February 13, 2012.

10.3	Separation Benefits Plan Participation Letter Agreement by and between Steven F. Bouck and Waste Connections, Inc., effective February 13, 2012.

10.4	Separation Benefits Plan Participation Letter Agreement by and between Worthing F. Jackman and Waste Connections, Inc., effective February 13, 2012.

10.5	Separation Benefits Plan Participation Letter Agreement by and between Darrell W. Chambliss and Waste Connections, Inc., effective February 13, 2012.

10.6	Separation Benefits Plan Participation Letter Agreement by and between Eric M. Merrill and Waste Connections, Inc., effective February 13, 2012.